PURCHASE AGREEMENT

			      between

			 THE BOEING COMPANY

			        and

			SOUTHWEST AIRLINES CO.






		Relating to Boeing Model 737-7H4 Aircraft

		      Purchase Agreement Number 1810















*** 	Pursuant to 17 CFR, 240.24b-2, confidential
	information has been omitted and has been filed separately with the Securities and Exchange
	Commission pursuant to a Confidential Treatment
	Application filed with the Commission.


				TABLE OF CONTENTS


							    Page	SA
							    Number	Number

ARTICLES

1.	Subject Matter of Sale			    		1-1	SA-9

2.	Delivery, Title and Risk
	of Loss					    		2-1	SA-12

3.	Price of Aircraft				    	3-1	SA-12

4.	Taxes						    	4-1

5.	Payment					    		5-1

6.	Excusable Delay				    		6-1

7.	Changes to the Detail
	Specification				   		7-1	SA-1

8.	Federal Aviation Requirements and
	Certificates and Export License	    			8-1

9.	Representatives, Inspection,
	Flights and Test Data			    		9-1

10.	Assignment, Resale or Lease		    		10-1

11.	Termination for Certain Events	    			11-1

12.	Product Assurance; Disclaimer and
	Release; Exclusion of Liabilities;
	Customer Support; Indemnification
	and Insurance				    		12-1

13.	Buyer Furnished Equipment and
	Spare Parts					    	13-1

14.	Contractual Notices and Requests	    		14-1

15.	Miscellaneous				    		15-1



				TABLE OF CONTENTS

									SA
									Number

EXHIBITS


A	Aircraft Configuration						SA-1

B	Product Assurance Document					SA-1

C	Customer Support Document

D	Price Adjustments Due to
	Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment
	Provisions Document

F	Defined Terms Document




LETTER AGREEMENTS


1810-1	Waiver of Aircraft Demonstration Flight





TABLE OF CONTENTS
		    							SA
									Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R1	***						SA-11

6-1162-RLL-933R8	Option Aircraft					SA-9

6-1162-RLL-934R1	Disclosure of Confidential			SA-1
			Information

6-1162-RLL-935R1	***						SA-1

6-1162-RLL-936R4	Certain Contractual Matters			SA-4

6-1162-RLL-937		Alternate Advance Payment Schedule

6-1162-RLL-938		***

6-1162-RLL-939R1	Certification Flight Test Aircraft		SA-1

6-1162-RLL-940R1	Training Matters				SA-1

6-1162-RLL-941R1	Other Matters					SA-1

6-1162-RLL-942		Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights				SA-6

6-1162-RLL-944		Airframe Maintenance Material Cost
			Protection Program

6-1162-RLL-945		Comparison of 737-7H4 and 737-3H4
			Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters			SA-4

6-1162-RLL-1856		***						SA-1

6-1162-RLL-1857		Service Ready Validation Program		SA-1
			Field Test

6-1162-RLL-1858R1	Escalation Matters				SA-4

   TABLE OF CONTENTS CON'T

			    						SA
									Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036		Amortization of Costs for
			Customer Unique Changes				SA-1

6-1162-RLL-2037		Reconciliation of the Aircraft			SA-1
			Basic Price

6-1162-RLL-2073		Maintenance Training Matters			SA-1


ARTICLE 2.	Delivery, Title and Risk of Loss.

	2.1	Time of Delivery.  The Aircraft will be
delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

	Month and Year
	  of Delivery  		Quantity of Aircraft

		    Block A Aircraft

	October 1997			Two (2)
	November 1997			Two (2)

		    Block B Aircraft

	January 1998			Two (2)
	February 1998			Three (3)
	March 1998			Two (2)
	April 1998			Two (2)
	May 1998			Two (2)
	June 1998			One (1)
	July 1998			Two (2)
	September 1998			Two (2)

		    Block C Aircraft

	February 1999			Four (4)
	May 1999			Four (4)
	July 1999			Four (4)
	August 1999			One (1)
	September 1999			Three (3)

		    Block D Aircraft

	November 1999			Two (2)
	December 1999			One (1)
	January 2000			One (1)
	March 2000			Four (4)
	July 2000			Four (4)
	August 2000			One (1)
	September 2000			Two (2)

		    Block E Aircraft

	January 2001			Three (3)
	March 2001			Three (3)
	July 2001			Three (3)
	September 2001			Three (3)


	            Block F Aircraft

	October 1998			One (1)
	November 1998			Two (2)
	December 1998			Two (2)

	            Block G Aircraft

	March 1999			Two (2)

	            Block H Aircraft

	June 1999			Two (2)
	July 1999			One (1)
	August 1999			One (1)
	September 1999			Two (2)
	October 1999			One (1)
	March 2000			One (1)
	April 2000			Two (2)
	October 2000			Three (3)
	April 2001			Three (3)
	October 2001			Three (3)

                   Block I Aircraft

	January 2002			Four (4)
	March 2002			Four (4)
	April 2002			Two (2)
	July 2002			Four (4)
	October 2002 			Four (4)

	            Block J Aircraft

	January 2003			Four (4)
	March 2003			One (1)

	            Block K Aircraft

	April 2004			Two (2)
	July 2004 			Three (3)

	            Block L Aircraft

	October 1999			One (1)
	November 1999			Two (2)
	December 1999			One (1)
	June 2000			Three (3)
	July 2000			Three (3)
	September 2000			One (1)
	October 2000			One (1)
	November 2000			Three (3)
	December 2000			Two (2)
	January 2001			One (1)
	February 2001			One (1)
	July 2001			One (1)
	September 2001			One (1)
	October 2001 			One (1)
	September 2002			Three (3)


2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

	2.3	Notice of Delivery Date.  If Boeing gives
Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

	2.4	Place of Delivery.  The Aircraft will be
delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

	2.5	Title and Risk of Loss.  Title to and risk of
loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

	2.6	Bill of Sale.  Upon delivery of an Aircraft
Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

ARTICLE 3.	Price of Aircraft.

	3.1	Definitions.

		3.1.1	Special Features are the features
incorporated in Exhibit A which have been selected by Buyer.

		3.1.2	Base Aircraft Price is the Aircraft
Basic Price excluding the price of Special Features.

		3.1.3	Aircraft Basic Price is comprised of
the Base Aircraft Price and the price of the Special
Features.

		3.1.4	Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Aircraft and
Special Features) as calculated pursuant to Exhibit D.

		3.1.5	Aircraft Price is the total amount
Buyer is to pay for the Aircraft at the time of delivery.

	3.2	Aircraft Basic Price.

		The Aircraft Basic Price, expressed in
July 1992 dollars, is set forth below:


			Base 			Special		Aircraft
			Aircraft Price		Features	Basic Price
Block A, B, C,
D & E Aircraft		***			***		***
Block F & G
Aircraft		***			***		***
Block H
Aircraft		***			***		***
Block I
Aircraft		***			***		***
Block J
Aircraft		***			***		***
Block K
Aircraft		***			***		***
Block L
Aircraft		***			***		***



	3.3	Aircraft Price.  The Aircraft Price will be
established at the time of delivery of such Aircraft to Buyer and will be the sum of:

		3.3.1	the Aircraft Basic Price, which is  ***
for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the
Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; plus

		3.3.2	the Economic Price Adjustments for the
Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft); plus
		3.3.3	other price adjustments made pursuant
to this Agreement or other written agreements executed by Boeing and Buyer.

	3.4	Advance Payment Base Price.

		3.4.1	Advance Payment Base Price.  For
advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

	Month and Year of	Advance Payment Base
	Scheduled Delivery	Price per Aircraft

		    Block A Aircraft

	October 1997	 		***
	November 1997	 		***

		    Block B Aircraft

	January 1998	 		***
	February 1998	 		***
	March 1998	 		***
	April 1998	 		***
	May 1998	 		***
	June 1998	 		***
	July 1998	 		***
	September 1998	 		***

		    Block C Aircraft

	February 1999	 		***
	May 1999	 		***
	July 1999	 		***
	August 1999	 		***
	September 1999	 		***

		    Block D Aircraft

	November 1999	 		***
	December 1999	 		***
	January 2000	 		***
	March 2000	 		***
	July 2000	 		***
	August 2000	 		***
	September 2000	 		***

		    Block E Aircraft

	January 2001	 		***
	March 2001	 		***
	July 2001	 		***
	September 2001	 		***

	            Block F Aircraft

	October 1998	 		***
	November 1998	 		***
	December 1998	 		***

	            Block G Aircraft

	March 1999	 		***

	            Block H Aircraft

	June 1999	     		***
	July 1999	     		***
	August 1999	     		***
	September 1999	    		***
	October 1999	     		***
	March 2000	     		***
	April 2000	     		***
	October 2000	     		***
	April 2001	     		***
	October 2001	     		***

                   Block I Aircraft

	January 2002	     		***
	March 2002	     		***
	April 2002	     		***
	July 2002	     		***
	October 2002 	     		***

	            Block J Aircraft

	January 2003	     		***
	March 2003	     		***

	            Block K Aircraft

	April 2004	     		***
	July 2004 	     		***

	            Block L Aircraft

	October 1999	     		***
	November 1999	     		***
	December 1999	     		***
	June 2000	     		***
	July 2000	     		***
	August 2000	     		***
	September 2000	     		***
	October 2000	     		***
	November 2000	     		***
	December 2000	     		***
	January 2001	     		***
	February 2001	     		***
	July 2001	     		***
	September 2001	     		***
	October 2001	     		***
	September 2002	     		***


		3.4.2	Adjustment of Advance Payment Base
Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

P.A. No. 1810
K/SWA